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SCHEDULE 13G
CUSIP NO. 830566105                                          PAGE 10 OF 10 PAGES

                                                                       Exhibit I

                             JOINT FILING AGREEMENT

     This will confirm the agreement by and among the undersigned that the
Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock, $0.001 par value, of Skechers U.S.A., Incorporated, a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of February 14, 2006

                                        ALEXANDRA GLOBAL MASTER FUND LTD.

                                        By: ALEXANDRA INVESTMENT MANAGEMENT,
                                            LLC,
                                            its Investment Advisor


                                        By: /s/ Mikhail A. Filimonov
                                            ------------------------------------
                                        Mikhail A. Filimonov
                                        Title: Managing Member


                                        ALEXANDRA INVESTMENT MANAGEMENT, LLC


                                        By: /s/ Mikhail A. Filimonov
                                            ------------------------------------
                                        Mikhail A. Filimonov
                                        Title: Managing Member


                                        /s/ Mikhail A. Filimonov
                                        ----------------------------------------
                                        Mikhail A. Filimonov


                                        /s/ Dimitri Sogoloff
                                        ----------------------------------------
                                        Dimitri Sogoloff


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